As filed with the Securities and Exchange Commission on May __, 2000

                                                      Registration No. 333-_____
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM S-8


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                -----------------

                               MAYTAG CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                                   42-0401785
       (State or Other Jurisdiction                      (I.R.S. Employer
     of Incorporation or Organization)                Identification Number)

       403 WEST FOURTH STREET NORTH
               NEWTON, IOWA                                   50208
(Address of Principle Executive Offices)                    (Zip Code)

                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                       1996 EMPLOYEE STOCK INCENTIVE PLAN
             1992 STOCK OPTION PLAN FOR EXECUTIVES AND KEY EMPLOYEES
                        MAYTAG DEFERRED COMPENSATION PLAN
                            (Full Title of the Plans)

                           Frederick G. Wohlschlaeger
              Senior Vice President, General Counsel and Secretary
                               Maytag Corporation
                          403 West Fourth Street North
                               Newton, Iowa 50208
                     (Name and Address of Agent For Service)

                                 (515) 787-7000
                          (Telephone Number, Including
                        Area Code, of Agent For Service)

                                    Copy to:
                             William J. Quinlan, Jr.
                             McDermott, Will & Emery
                             227 West Monroe Street
                          Chicago, Illinois 60606-5096
                                 (312) 984-7568


                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------------
Title of Securities to be       Amount to be           Proposed Maximum Offering     Proposed Maximum           Amount of
Registered                      Registered (1)         Price Per Share               Aggregate Offering Price   Registration Fee
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $1.25    8,003,713 shares(2)           $34.9375(3)                $279,629,723(3)             $73,823
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock Purchase          8,003,713 rights                 (4)                          (4)                     (4)
Rights
------------------------------------------------------------------------------------------------------------------------------------
Deferred Compensation                $7,250,000                 $7,250,000                  $7,250,000                 $1,914
Obligations(5)
------------------------------------------------------------------------------------------------------------------------------------
(1) Also registered hereby are such additional and indeterminate number of shares of Common Stock and Preferred Stock Purchase Rights ("Rights") as may
become issuable because of changes resulting from stock dividends, stock splits and similar changes, pursuant to the antidilution provisions of the Plans.

(2) Of the shares of Common Stock being registered, 5,821,881 shares relate to the 1996 Employee Stock Incentive Plan, 1,747,832 shares relate to the 1992
Stock Option Plan for Executives and Key Employees and 434,000 shares relate to the 1998 Non-Employee Directors' Stock Option Plan.

(3) Estimated solely for the purpose of calculating the Registration Fee and, pursuant to Rule 457(c) under the Securities Act, based upon the average of the high and low sale prices of Common Stock of the Registrant on The New York Stock
Exchange on April 28, 2000.

(4) Rights are initially carried and traded with the Common Stock of the Company. Value attributable to such Rights, if any, is reflected in the market price of the Common Stock.

(5) The Deferred Compensation Obligations are unsecured obligations of Maytag
Corporation to pay deferred compensation in the future in accordance with the terms of the Maytag Deferred Compensation Plan. Participants in the Plan may elect to have the Obligations treated as if such amount had been used to purchase Maytag Corporation Common Stock. For purposes of this Registration
Statement, this investment option is referred to as a Common Stock Index. The
Common Stock Index will accrue earnings (or losses) on the Obligations based on the performance of Maytag Corporation Common Stock. No additional consideration will be paid for the Common Stock Index.


--------------------------------------------------------------------------------

                           INFORMATION REQUIRED IN THE

                             REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
         -----------------------------------------------

                  The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Maytag Corporation (the "Company") are incorporated herein by reference:

                  (a) the Annual Report of the Company on Form 10-K for the year ended December 31, 1999;

                  (b) the Current Reports of the Company on Form 8-K filed on February 14, 2000;

                  (c) the description of the Rights contained in the Company's Registration Statement filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description; and

                  (d) the description of the Common Stock contained in the Company's Registration Statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

                  All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

                  Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES
         -------------------------

         The $7,250,000 of deferred compensation obligations (the "Obligations") being registered under this Registration Statement may be offered to certain eligible employees of the Company and its subsidiaries pursuant to the Maytag Deferred Compensation Plan (the "Plan").

         The Obligations are general unsecured obligations of the Company to pay deferred compensation in the future in accordance with the terms of the Plan from the general assets of the Company and rank pari passu with other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The Company has established a grantor trust to hold assets contributed under the Plan.

         The amount of compensation deferred by each participant is determined in accordance with each participant's deferral election and the provisions of the Plan. The Plan provides the investment of each participant's deferral account in such investments as the trustee of the Plan shall determine, one of which is a fund that invests primarily in Common Stock of the Company (the Common Stock Index). The trustee may (but is not required to) consider the Company's or the participant's investment preferences. Currently, a participant's deferral account is indexed to the investment elections made by such participant in accordance with the Plan. The Obligations, however, are unfunded bookkeeping accounts, the returns on which are measured by the performance of certain investment vehicles. Participants cannot sell, assign, transfer, pledge or otherwise encumber any Obligation. All deferral accounts together with earnings thereon will be payable upon retirement, death, disability or termination of employment in a single lump sum or, at the election of the participant in the discretion of the plan administrator, in ten annual installments in accordance with the terms of the Plan.

         The Company reserves the right to amend or terminate the Plan at any time, except that no amendment or termination may adversely affect the rights of any Participant with respect to amounts that have been credited to a participant's account prior to the date of amendment or termination.

         The Obligations are not convertible into any other security of the Company. The Obligations will not have the benefit of a negative pledge or any other affirmative or negative covenant of the Company.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL
         --------------------------------------

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS
         -----------------------------------------

         Certain provisions of the General Corporation Law of the State of Delaware (the "DGCL") provide that the Company may indemnify the directors and officers of the Company and affiliated companies against liabilities and expenses incurred by reason of the fact that such persons were serving in such capacities, subject to certain limitations and conditions set forth in the statute. The Company's Restated Certificate of Incorporation provides that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law. In accordance with Section 102(b)(7) of the DGCL, the

Company's Restated Certificate of Incorporation provides that no directors of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except for (i) breach of the director's duty of loyalty to the Company or its stockholders,
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends under Section 174 of the DGCL or (iv) transactions from which the director derives an improper personal benefit. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of the Restated Certificate of Incorporation.

         Pursuant to Section 145 of the DGCL and the Company's Restated Certificate of Incorporation, the Company maintains directors' and officers' liability insurance coverage.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED
         -----------------------------------

                  Not applicable.

ITEM 8.  EXHIBITS
         --------

                                                                         Incorporated               Filed with
Exhibit                                                                  herein by                  Electronic
Number          Description of Document                                  reference to:              Submission
------          -----------------------                                  -------------              ----------

  4.1           Restated Certificate of Incorporation of Registrant.     Annual Report on Form
                                                                         10-K for the year ended
                                                                         December 31, 1993
                                                                         (Exhibit 3(a);
                                                                         Commission File No.
                                                                         1-655)
  4.2           Certificate of Designations of Series A Junior           Annual Report on Form
                Participating Preferred Stock of Registrant              10-K for the year ended
                                                                         December 31, 1988
                                                                         (Exhibit 3(b);
                                                                         Commission File No.
                                                                         1-655)

                                      II-3

                                                                         Incorporated               Filed with
Exhibit                                                                  herein by                  Electronic
Number          Description of Document                                  reference to:              Submission
------          -----------------------                                  -------------              ----------

  4.3           Certificate of Increase of Authorized Number of Shares   Annual Report on Form
                of Series A Junior Participating Preferred Stock of      10-K for the year ended
                Registrant                                               December 31, 1988
                                                                         (Exhibit  3(c);
                                                                         Commission File No.
                                                                         1-655)
  4.4           Certificate of Amendment to Certificate of               Annual Report on Form
                Designations of Series A Junior Participating            10-K for the year ended
                Preferred Stock of Registrant                            December 31, 1997
                                                                         (Exhibit 3(d);
                                                                         Commission File No.
                                                                         1-655)
  4.5           By-Laws of Registrant, as amended.                       Annual Report on Form
                                                                         10-K for the year ended
                                                                         December 31, 1998
                                                                         (Exhibit 3(e);
                                                                         Commission File No.
                                                                         1-655)
  4.6           Rights Agreement dated as of February 12, 1998 between   Form 8-A dated February
                Registrant and Harris Trust and Savings Bank.            12, 1998, (Exhibit 1;
                                                                         Commission File No.
                                                                         1-655)
  5.1           Opinion of McDermott, Will & Emery.                                                       X
                                                                                                          X
  23.1          Consent of Ernst & Young LLP
                                                                                                          X
  23.2          Consent of McDermott, Will & Emery (included in
                Exhibit 5.1)
                                                                                                          X
  24            Powers of Attorney (included elsewhere herein)



                                      II-4

                                                                         Incorporated               Filed with
Exhibit                                                                  herein by                  Electronic
Number          Description of Document                                  reference to:              Submission
------          -----------------------                                  -------------              ----------

  99.1          1992 Stock Option Plan for Executives and Key Employees  Exhibit A to
                                                                         Registrant's Proxy
                                                                         Statement dated March
                                                                         16, 1992 (Commission
                                                                         File No. 1-655)
  99.2          1996 Employee Stock Incentive Plan                       Exhibit A to
                                                                         Registrant's Proxy
                                                                         Statement dated March
                                                                         20, 1996 (Commission
                                                                         File No. 1-655)
  99.3          Maytag Deferred Compensation Plan, as amended and        Annual Report on Form
                restated effective January 1, 1996                       10-K for the year ended
                                                                         December 31, 1995
                                                                         (Exhibit 10(m))
     99.4       1998 Non-Employee Directors' Stock Option Plan           Exhibit A to
                                                                         Registrant's Proxy
                                                                         Statement dated April 2,
                                                                         1998 (Commission File
                                                                         No.1-655)

ITEM 9.  UNDERTAKINGS
         ------------

         (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 ("Exchange Act") that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, State of Iowa, on this 1st day of May, 2000.


                                            MAYTAG CORPORATION



                                            By:  /S/  LLOYD D. WARD
                                               ---------------------------------
                                                      Lloyd D. Ward
                                            Chairman and Chief Executive Officer


      KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frederick G. Wohlschlaeger and Patricia Martin, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated as of May 1, 2000.

                          SIGNATURE                                                   TITLE
                          ---------                                                   -----

                  /s/   LLOYD D. WARD                                     Chairman and Chief Executive
     ----------------------------------------------------
                        Lloyd D. Ward                                         Officer and Director
                                                                          (principal executive officer)


             /S/  GERALD J. PRIBANIC                                      Executive Vice President and
     ---------------------------------------------------
                      Gerald J. Pribanic                                     Chief Financial Officer
                                                                          (principal financial officer)


                                      II-7

            /s/   STEVEN H. WOOD                                            Vice President, Financial
    ----------------------------------------------------
                       Steven H. Wood                                        Reporting and Audit and
                                                                         (principal accounting officer)

           /S/   BARBARA R. ALLEN                                                   Director
      ------------------------------------------------
                      Barbara R. Allen


            /s/   HOWARD L. CLARK, JR.                                              Director
      ------------------------------------------------
                    Howard L. Clark, Jr.

           /s/       LESTER CROWN                                                   Director
        ---------------------------------------------
                        Lester Crown

          /S/   WAYLAND R. HICKS                                                    Director
      -------------------------------------------------
                      Wayland R. Hicks

          /s/ WILLIAM T. KERR                                                       Director
      ------------------------------------------------
                       William T. Kerr

             /s/ BERNARD G. RETHORE                                                 Director
        --------------------------------------------
                     Bernard G. Rethore

            /s/ W. ANN REYNOLDS                                                     Director
         -------------------------------------------
                       W. Ann Reynolds

            /s/ JOHN A. SIVRIGHT                                                    Director
       ----------------------------------------------
                      John A. Sivright

            /s/   NEELE E. STEARNS, JR.                                             Director
      -------------------------------------------------
                    Neele E. Stearns, Jr.

             /s/    FRED G. STEINGRABER                                             Director
       ----------------------------------------------
                     Fred G. Steingraber

             /s/ CAROLE J. UHRICH                                                   Director
     --------------------------------------------------
                      Carole J. Uhrich


                                  EXHIBIT INDEX

                            TO REGISTRATION STATEMENT

                                   ON FORM S-8

                               MAYTAG CORPORATION




                                                                         Incorporated               Filed with
Exhibit                                                                  herein by                  Electronic
Number          Description of Document                                  reference to:              Submission
------          ----------------------                                   -------------              ----------
  4.1           Restated Certificate of Incorporation of Registrant.     Annual Report on Form
                                                                         10-K
                                                                         for the
                                                                         year
                                                                         ended
                                                                         December
                                                                         31,
                                                                         1993
                                                                         (Exhibit
                                                                         3(a);
                                                                         Commission
                                                                         File
                                                                         No.
                                                                         1-655)
  4.2           Certificate of Designations of Series A Junior           Annual Report on Form
                Participating Preferred Stock of Registrant              10-K for the year ended
                                                                         December 31, 1988
                                                                         (Exhibit 3(b);
                                                                         Commission File No.
                                                                         1-655)
  4.3           Certificate of Increase of Authorized Number of Shares   Annual Report on Form
                of Series A Junior Participating Preferred Stock of      10-K for the year ended
                Registrant                                               December 31, 1988
                                                                         (Exhibit  3(c);
                                                                         Commission File No.
                                                                         1-655)
  4.4           Certificate of Amendment to Certificate of               Annual Report on Form
                Designations of Series A Junior Participating            10-K for the year ended
                Preferred Stock of Registrant                            December 31, 1997
                                                                         (Exhibit 3(d);
                                                                         Commission File No.
                                                                         1-655)



                                      II-9

                                                                         Incorporated               Filed with
Exhibit                                                                  herein by                  Electronic
Number          Description of Document                                  reference to:              Submission
------          ----------------------                                   -------------              ----------

  4.5           By-Laws of Registrant, as amended.                       Annual Report on Form
                                                                         10-K for the year ended
                                                                         December 31, 1998
                                                                         (Exhibit 3(e);
                                                                         Commission File No.
                                                                         1-655)
  4.6           Rights Agreement dated as of February 12, 1998 between   Form 8-A dated February
                Registrant and Harris Trust and Savings Bank.            12, 1998, (Exhibit 1;
                                                                         Commission File No.
                                                                         1-655)
  5.1           Opinion of McDermott, Will & Emery                                                        X

  23.1          Consent of Ernst & Young LLP                                                              X

  23.2          Consent of McDermott, Will & Emery (included in                                           X
                Exhibit 5.1)

  24            Powers of Attorney (included elsewhere herein)                                            X

  99.1          1992 Stock Option Plan for Executives and Key Employees  Exhibit A to
                                                                         Registrant's Proxy
                                                                         Statement dated March
                                                                         16, 1992 (Commission
                                                                         File No. 1-655)
  99.2          1996 Employee Stock Incentive Plan                       Exhibit A to
                                                                         Registrant's Proxy
                                                                         Statement dated March
                                                                         20, 1996 (Commission
                                                                         File No. 1-655)
  99.3          Maytag Deferred Compensation Plan, as amended and        Annual Report on Form
                restated effective January 1, 1996                       10-K for the year ended
                                                                         December 31, 1995
                                                                         (Exhibit 10(m))


                                     II-10

                                                                         Incorporated               Filed with
Exhibit                                                                  herein by                  Electronic
Number          Description of Document                                  reference to:              Submission
------          ----------------------                                   -------------              ----------

     99.4       1998 Non-Employee Directors' Stock Option Plan           Exhibit A to
                                                                         Registrant's Proxy
                                                                         Statement dated April 2,
                                                                         1998 (Commission File
                                                                         No. 1-655)